POWER OF ATTORNEY

Janet Brown, whose signature appears below, does hereby constitute and appoint Jason Browne and Sean McKeon, each an officer of FundX Investment Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive order rulings (together “SEC filings”), signing in the name and on behalf of the undersigned as an Officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as an Officer of the Trust.  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an Officer of the Trust.

Effective Date:
April 30, 2014

/s/ Janet Brown
Janet Brown

POWER OF ATTORNEY

Jason Browne, whose signature appears below, does hereby constitute and appoint Janet Brown and Sean McKeon, each an officer of FundX Investment Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive order rulings (together “SEC filings”), signing in the name and on behalf of the undersigned as an Officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as an Officer of the Trust.  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an Officer of the Trust.

Effective Date:
April 30, 2014

/s/ Jason Browne
Jason Browne

POWER OF ATTORNEY

Jan L. Gullett, whose signature appears below, does hereby constitute and appoint Janet Brown, Jason Browne and Sean McKeon, each an officer of FundX Investment Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive order rulings (together “SEC filings”), signing in the name and on behalf of the undersigned as an Officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as an Officer of the Trust.  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an Officer of the Trust.

Effective Date:
April 30, 2014

/s/ Jan L. Gullett
Jan L. Gullett

POWER OF ATTORNEY

Gregg B. Keeling, whose signature appears below, does hereby constitute and appoint Janet Brown, Jason Browne and Sean McKeon, each an officer of FundX Investment Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive order rulings (together “SEC filings”), signing in the name and on behalf of the undersigned as an Officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as an Officer of the Trust.  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an Officer of the Trust.

Effective Date:
April 30, 2014

/s/ Gregg B. Keeling
Gregg B. Keeling

POWER OF ATTORNEY

Kimun Lee, whose signature appears below, does hereby constitute and appoint Janet Brown, Jason Browne and Sean McKeon, each an officer of FundX Investment Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive order rulings (together “SEC filings”), signing in the name and on behalf of the undersigned as an Officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as an Officer of the Trust.  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an Officer of the Trust.

Effective Date:
April 30, 2014

/s/ Kimun Lee
Kimun Lee

POWER OF ATTORNEY

Sean McKeon, whose signature appears below, does hereby constitute and appoint Janet Brown and Jason Browne, each an officer of FundX Investment Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive order rulings (together “SEC filings”), signing in the name and on behalf of the undersigned as an Officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as an Officer of the Trust.  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an Officer of the Trust.

Effective Date:
April 30, 2014

/s/ Sean McKeon
Sean McKeon